EXHIBIT 99.1

For Immediate Release

Meridian Bioscience, Inc. Appoints Jack Kenny as Chief Executive Officer

CINCINNATI, October 10, 2017 (GLOBE NEWSWIRE) -- Meridian Bioscience, Inc. (NASDAQ: VIVO) today announced that it has appointed John (Jack) P. Kenny as Chief Executive Officer, effective October 9, 2017.  This addition to Meridian's management team is consistent with the succession planning described in our May 10, 2017 press release.  Mr. Kenny joins Meridian after a search of several months by a Special Committee of the Board of Directors, working closely with management.  Mr. Kenny has also been appointed to Meridian's Board of Directors effective October 9, 2017.

Concurrent with the hiring of Mr. Kenny, John (Jack) A. Kraeutler, Chief Executive Officer and Chairman of the Board, steps down as CEO and takes the title of Executive Chairman.

Mr. Kenny most recently served as Senior Vice President/General Manager, North America, at Siemens Healthcare.  Mr. Kenny led a turnaround of the business to restore sales growth while driving increased profits and revamped the culture to build a sustainable, high-performing commercial organization. He has held executive level roles at Becton Dickinson, Leica Biosystems, and Quest Diagnostics.  Mr. Kenny holds a BS, Management Systems, from Kettering University in Flint, Michigan.

Jack Kraeutler commented, "Mr. Kenny has an excellent background and a strong track record in adding value to commercially-oriented businesses.  He is a high-energy leader who has the ability to motivate employees and is well-suited to leading Meridian.  I believe that Mr. Kenny will fit into the organization seamlessly and will drive Meridian's next phase of growth.  I look forward to working with Mr. Kenny during fiscal 2018 to ensure a smooth transition."

Mr. Kenny commented, "I am excited to join Meridian Bioscience.  I have watched the Company's progress for many years.  The Company's reputation in the marketplace is strong.  Meridian has a strong product portfolio, a solid infrastructure, a sound financial position, and an exceptional team of employees.  I see opportunities to develop the business based upon both current and new products.  I am looking forward to contributing my knowledge and leadership skills to grow the business and enhance shareholder value."

David Phillips, Lead Director, stated, "On behalf of the Board of Directors, I want to thank Jack Kraeutler for his leadership in guiding Meridian Bioscience over the past 25 years.  We are very pleased with the appointment of Jack Kenny to the position of CEO at Meridian. The entire Board believes he will continue Meridian's history of dynamic leadership and company growth and is fully committed to his success."

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements.  Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as "estimates", "anticipates", "projects", "plans", "seeks", "may", "will", "expects", "intends", "believes", "should" and similar expressions or the negative versions thereof and which also may be identified by their context.  All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements.  Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Specifically, Meridian's forward-looking statements are, and will be, based on management's then-current views and assumptions regarding future events and operating performance.  Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.  These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following:

Meridian's actual results, financial condition, or continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian's competition, and its ability to effectively sell such products.  While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property.  Meridian relies on proprietary, patented and licensed technologies. As such, the Company's ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results.  Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution.  Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results.  Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process.  The international scope of Meridian's operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict.  One of Meridian's growth strategies is the acquisition of companies and product lines.  There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian's operations.  There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention and there may be additional risks with respect to Meridian's ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives.  Meridian cannot predict the outcome of goodwill impairment testing and the impact of possible goodwill impairments on Meridian's earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof, and any similar initiatives in other countries on its results of operations.  Efforts to reduce the U.S. federal deficit, breaches of Meridian's information technology systems and natural disasters and other events could have a materially adverse effect on Meridian's results of operations and revenues.  In addition to the factors described in this paragraph, Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K, and other periodic filings with the Securities and Exchange Commission contain a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors and not place undue reliance on our forward-looking statements.

About Meridian Bioscience, Inc.
Meridian is a fully integrated life science company that develops, manufactures, markets and distributes a broad range of innovative diagnostic test kits, rare reagents, specialty biologicals and components. Utilizing a variety of methods, our diagnostic tests provide accuracy, simplicity and speed in the early diagnosis and treatment of common medical conditions, such as infections and lead poisoning. Meridian's diagnostic products are used outside of the human body and require little or no special equipment. The Company's diagnostic products are designed to enhance patient well-being while reducing the total outcome costs of health care. Meridian has strong market positions in the areas of gastrointestinal and upper respiratory infections, and blood lead level testing. In addition, Meridian is a supplier of rare reagents, specialty biologicals and components used by organizations in the life science and agri-bio industries engaged in research. Its products are also used by companies as components in the manufacture of diagnostics. The Company markets its products and technologies to hospitals, reference laboratories, research centers, diagnostics manufacturers and agri-bio companies in more than 70 countries around the world. The Company's shares are traded on the NASDAQ Global Select Market, symbol VIVO. Meridian's website address is www.meridianbioscience.com.

Contact:
John A. Kraeutler
Executive Chairman
Meridian Bioscience, Inc.
Phone:  513.271.3700
Email: mbi@meridianbioscience.com